Exhibit 10.11

ASSIGNMENT AND ASSUMPTION OF

SALE, PURCHASE AND ESCROW AGREEMENT

THIS ASSIGNMENT is made and entered into as of this 28th day of January, 2009, by and between HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company (hereinafter referred to as “Assignor”), and BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership (hereinafter referred to as “Assignee”).

W I T N E S S E T H :

WHEREAS, Verandah Owner Limited Partnership, a Delaware limited partnership, and Assignor have entered into that certain Sale, Purchase and Escrow Agreement dated as of January 26, 2009 (the “Agreement”), relating to that certain land and improvements located at 4620 N. Braeswood Avenue, Houston, Texas, known as The Verandah at Meyerland Apartments, being more particularly described in Exhibit A attached hereto and made a part hereof; and

WHEREAS, as permitted by the Agreement, Assignor and Assignee have agreed that Assignor shall transfer and assign to Assignee all right, title and interest of Assignor in and to the Agreement; and

WHEREAS, Assignor and Assignee have further agreed that Assignee shall expressly assume all of the obligations of Assignor arising under the Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Assignor and Assignee hereby agree as follows:

1.                                       Transfer and Assignment.  Assignor hereby sells, transfers, assigns and sets over to Assignee, its successors and assigns, all right, title and interest of Assignor in and to the Agreement.

2.                                       Assumption of Obligations.  Assignee hereby assumes and agrees to observe and perform all of the terms, covenants and conditions of Assignor under the Agreement arising from and after the date of this Assignment.

3.                                       Binding Effect.  This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment to be executed by its duly authorized signatory as of the day and year first above written.

ASSIGNOR:

HARVARD PROPERTY TRUST, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President — Corporate Development & Legal and Secretary

ASSIGNEE:

BEHRINGER HARVARD MULTIFAMILY OP I LP,
a Delaware limited partnership

By:	BHMF, Inc.,
a Delaware corporation,
its general partner

	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President — Corporate
Development & Legal and Assistant Secretary

EXHIBIT A

LEGAL DESCRIPTION

Being a tract or parcel containing 5.313 acres (231,427 square feet) of land situated in the James D. Owen Survey, Abstract Number 612; being out of and a part of Unrestricted Block 7, of MEYER PARK, SECTION 2, a subdivision plat of record in Volume 142, Page 30, Harris County Map Records; and being out of and a part of that certain tract of land (Tract One) conveyed to Aramco Services Company as described in deed recorded under Harris County Clerk’s File (H.C.C.F.) Number H104446, Harris County, Texas; and being that certain called 5.313 acre tract conveyed to Verandah IH-610, L.P. as described in deed recorded under H.C.C.F. number W636306; and said 5.313 acre tract being more particularly described by metes and bounds as follows (bearings are oriented to said record plat):

BEGINNING at 1-inch iron rod found in the north right-of-way (R.O.W.) line of Braeswood Boulevard (100 feet wide) and marking the most southerly southwest corner of the aforesaid Block 7 and the herein described tract;

THENCE, North 06°18’24” West, along a southwest line of said Block 7, a distance of 150.00 feet to an interior corner of said Block and the herein described tract, from which a found 1-inch iron rod bears South 60°43’ West, 0.26 feet;

THENCE, South 71°35’50” West, along a southwest line of said Block 7, a distance of 150.00 feet to the curved east R.O.W. line of Interstate Highway 610 (West Loop South) (Width Varies) for the most westerly southwest corner of said Block 7 and the herein described tract and for a point of tangency of a non-tangent curve to the right, from which a found 1-inch iron rod bears North 66°35’ West, 0.36 feet;

THENCE, Northerly, an arc distance of 288.32 feet along said east R.O.W. line and the west line of said Block 7 and along said curve to the right, having a central angle of 01°26’45”, a radius of 11,425.80 feet and a chord which bears North 05°14’26” West, 288.31 feet to a 5/8-inch iron rod with plastic cap stamped “Terra Surveying” set marking the northwest corner of the herein described tract;

THENCE, departing said east R.O.W. line and over and across the aforesaid Aramco Services Company tract, the following courses and distances:

North 89°49’01” East, a distance of 86.98 feet to a 5/8-inch iron rod with plastic cap stamped “Terra Surveying” set for an interior corner of the herein described tract;

South 45°41’49” East, a distance of 14.27 feet to a 5/8-inch iron rod with plastic cap stamped “Terra Surveying” set for an interior corner of the herein described tract;

North 89°49’01” East, a distance of 34.78 feet to a 5/8-inch iron rod with plastic cap stamped “Terra Surveying” set for an interior corner of the herein described tract;

North 44°49’01” East, a distance of 14.14 feet to a 5/8-inch iron rod with plastic cap stamped “Terra Surveying” set for an interior corner of the herein described tract;

North 89°49’01” East, a distance of 215.65 feet to a 5/8-inch iron rod with plastic cap stamped “Terra Surveying” set for an interior corner of the herein described tract;

North 44°49’01” East, a distance of 52.57 feet to an “X” set in concrete for an interior corner of the herein described tract;

North 89°49’01” East, a distance of 396.89 feet to “X” set in concrete set in the curved west R.O.W. line of Meyer Park Drive (60 feet wide) and the east line of the aforesaid Block 7 and marking a point of curvature of a non-tangent curve to the left and the northeast corner of the herein described tract;

THENCE, Southerly, an arc distance of 170.01 feet along said west R.O.W. line and the east line of said Block 7 and along said curve to the left, having a central angle of 10°49’14”, a radius of 900.22 feet and a chord which bears South 16°02’49” East, 169.76 feet to the most northerly end of a cutback-line for the most easterly southeast corner of said Block 7 and the herein described tract, from which a found 5/8-inch iron rod bears South 05°53’ East, 0.17 feet;

THENCE, South 23°32’34” West, along said cutback-line, a distance of 14.16 feet to the aforesaid north R.O.W. line of Braeswood Boulevard for the most southerly southeast corner of said Block 7 and the herein described tract, from which a found 5/8-inch iron rod bears South 16°31’ East, 0.65 feet;

THENCE, South 68°32’34” West, along the common line of said north R.O.W. line and the south line of said Block 7, a distance of 435.95 feet to a point of curvature of a tangent curve to the right, from which a found 5/8-inch iron rod bears South 19°40’ West, 0.22 feet;

THENCE, Southwesterly, an arc distance of 107.06 feet continuing along said common line and said curve to the right, having a central angle of 01°04’14”, a radius of 5,730.00 feet and a chord which bears South 69°04’41” West, 107.06 feet to a point of reverse curvature for a tangent curve to the left, from which a found 5/8-inch iron rod bears South 62°55’ West, 0.20 feet;

THENCE, Southwesterly, an arc distance of 107.06 feet continuing along said common line and said curve to the left, having a central angle, of 01°04’14”, a radius of 5,730.00 feet and a chord which bears South 69°04’41” West, 107.06 feet to a point of tangency, from which a found 5/8-inch iron rod bears South 09°03’ East, 0.55 feet;

THENCE, South 68°32’34” West, continuing along said common line, a distance of 45.05 feet to the POINT OF BEGINNING and containing 5.313 acres (231,427 square feet) of land.  This description is based on the Land Title Survey and plat made by Terra Surveying Company, Inc., dated July 1, 2002, latest revision dated April 27, 2005.  TSC Project Number 0038-0101-S.